UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(Check appropriate box or boxes.)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No.  [    ]

[X] Post-Effective Amendment No. [ 38 ]

and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. [ 43 ]

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VOLUMETRIC FUND, INC

(Name of Registrant as specified in Charter)

87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965

(Address of Principal Executive Officers)

(845) 623-7637

(Phone number of registrant)

JEFFREY GIBS

VOLUMETRIC FUND, INC

87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: May 17, 2021

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It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)

[  ] (Date) pursuant to paragraph (b)

[  ] 60 days after filing pursuant to paragraph (a)(1)

[  ] on (date) pursuant to paragraph (a)(1)

[  ] 75 days after filing pursuant to paragraph (a)(2)

[  ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 17, 2021

Volumetric Fund, Inc.

 A Conservative Equity Growth Fund

Prospectus

Ticker: VOLMX

No-Load Mutual Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

VOLUMETRIC FUND, INC.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Volumetric Fund’s (the “Fund”) shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 800-541-3863 or info@volumetric.com.

However, you may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports and other communications by contacting the Fund at 800-541-3863 or info@volumetric.com.

SUMMARY

INVESTMENT OBJECTIVES / GOALS

Volumetric Fund’s (“Fund”) investment objective is capital growth. Its secondary objective is downside protection.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) on Reinvested Dividends:	None
Redemption Fee (as a % of amount redeemed on shares redeemed within 7 calendar days of initial purchase):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee*	1.91%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses**	0.00%
Total Annual Fund Operating Expenses	1.91%

*Pursuant to the Investment Advisory Agreement, the Adviser in addition to providing investment advice, pays most expenses of the Fund, as described under Management of the Fund.  As compensation, the Fund pays the Adviser a fee, payable monthly, at the annual rate of: 2.00% of the average daily net assets of the Fund on the first $10 million of the average daily net assets; 1.90% of such net assets from $10 million to $25 million;1.80% of such net assets from $25 million to $50 million; 1.50% of such net assets from $50 million to $100 million; and 1.25% of such net assets over $100 million. For the fiscal year ended December 31, 2020, the management fee was equal to 1.91% of daily average net assets.

**Other Expenses include less than 0.01% (1 basis point) of Acquired Fund Fees and Expenses (“AFFE”). AFFE are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$194	$600	$1,032	$2,234

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in a broadly diversified portfolio of large and mid-cap domestic stocks with annual revenues, at the time of purchase, over $3 billion. The Fund generally maintains a portfolio containing a blend of value and growth stocks. The Fund invests primarily in issuers listed on the New York Stock Exchange, and to a lesser extent, in common stocks of issuers listed on NASDAQ and other exchanges. The Fund may also invest up to 15% of its net assets, in exchange traded funds (“ETFs”) that track the S&P 500 Total Return Index.

The Fund utilizes Volumetric Advisers, Inc.’s (the “Adviser”) proprietary “Volumetric Trading System” to make investment decisions. This disciplined stock trading system is derived from “Volumetrics”, the Adviser’s proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. The Adviser determines an investment for the Fund’s portfolio by identifying those stocks for which a sudden and substantial new demand is developing. Generally, the Adviser will sell a position for the Fund when volume and range analysis indicate that there is a distinct negative reversal in its demand/supply ratio.

The Fund allocates its assets between stocks, cash and cash equivalent positions (money market) using a proprietary asset allocation formula. Under positive market conditions, the Fund’s total cash and money market positions are typically between 3% and 15%. Under negative market conditions the Fund’s total cash and money market positions may increase up to 40%, and under extremely negative conditions to over 40%.

PRINCIPAL INVESTMENT RISKS

    The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below:

•Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•Growth Stock Risk: “Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

•Large Cap Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies.

•Management Risk: The Fund is subject to the risk that the strategy used by the Adviser may fail to produce the intended results.

•Market and Geopolitical Risk: The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. There is a risk that you may lose money by investing in the Fund.

•Mid-Cap Risk: The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.  Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

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•Money Market Fund Risk: The risk that money market securities will decline in value, due to changes of interest rates. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.

•Underlying Fund Risk: Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each of the Underlying Funds is subject to its own specific risks.

•Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the advisor to be undervalued may actually be appropriately priced.

•COVID-19 Risk:  An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020.  COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.  The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time.  COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems.  The duration and ultimate impact of the current outbreak is not known. There is a risk that you may lose money by investing in the Fund.

PERFORMANCE

    The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for one, five and ten years, as compared to those of the broad-based S&P 500 Index and the FTSE 3-Month Treasury Bill Index. As with all mutual funds, the Fund’s past performance, before and after taxes, does not predict how the Fund will perform in the future.  For more recent performance information, visit www.volumetric.com.

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Annual Total Returns

    During the period shown in the bar chart, the highest return for a quarter was 12.7% (quarter ended June 30, 2020) and the lowest return for a quarter was -17.0% (quarter ended March 31, 2020).

Average Annual Total Returns

(for the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Return before taxes	+10.05%	+ 9.19%	+ 7.84%
Return after taxes on distributions	+9.78%	+ 8.03%	+ 6.69%
Return after taxes on distributions and sale of Fund shares	+6.14%	+ 7.08%	+ 6.11%
S&P 500 Index: (reflects no deductions for fees, expenses or taxes)	+18.40%	+15.22%	+13.88%
FTSE 3-Month Treasury Bill Index: (reflects no deductions for fees, expenses or taxes)	+ 0.58%	+ 1.16%	+ 0.60%

After tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The FTSE 3-month Treasury Bill Index measures the performance of short-term U.S. government debt securities and accrues income on a monthly basis. The S&P 500 Index represents the equity portion of the Fund’s portfolio and the FTSE 3-month Treasury Bill Index represents the cash/cash equivalent (money market) portion of the Fund’s portfolio.

INVESTMENT ADVISER

Volumetric Advisers, Inc. (the “Adviser”), 87 Violet Drive, Pearl River, New York 10965, is the Fund’s investment adviser.

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PORTFOLIO MANAGERS

•Irene J. Zawitkowski is the Chair (since Jun 2018), CEO (since Apr 2016) and Senior Portfolio Manager (since Apr 2016) of the Fund. Irene was President and Portfolio Co-Manager from Sep 2003 to 2016 and Executive Vice President of the Fund from inception to 2003.

•Jeffrey Gibs is President (since Apr 2016) and a Portfolio Manager (since Apr 2016) and Chief Compliance Officer (“CCO”) (since 2005). Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

PURCHASE AND SALE OF SHARES

You may purchase or sell shares of the Fund at the net asset value (“NAV”) per share next determined after your order is received in proper form.  This may be done via mail, email or telephone, on any business day when the New York Stock Exchange is open for trading. The Fund is not available for purchase in all states and is not available in any state where the offer or sale is prohibited.  Please inquire with the Fund if it is currently available for purchase in a particular state. Volumetric can be contacted by calling 800-541-3863.

All shareholder forms, documents and checks should be sent to:

Volumetric Fund Inc.,

c/o Ultimus Fund Solutions, LLC

PO Box 541150

Omaha, NE 68154

Via Overnight Delivery:

Volumetric Fund, Inc.

c/o Ultimus Fund Solutions, LLC

4221 N. 203rd Street, Suite 100

Elkhorn, NE 68022

Fax: 402-963-9094

The minimum initial investment in the Fund is $500 and the minimum for each subsequent investment is $200. When making regular investments through Volumetric’s automatic investment plan the minimum investment is $100. These minimums may be waived at managements discretion.

Purchase of Fund shares will be made in full and fractional shares, computed to three decimal places.

Ultimus, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or ACH returned to the transfer agent for insufficient funds.

If you recently purchased shares, there is a 15-day delay from the date of the purchase to when redemption proceed will be sent out.

       If you establish an IRA account, there is an annual pass-through IRA maintenance fee of $15.00 that is charged by the IRA custodian on a per-account basis. This fee will not be paid by the Fund but, may be paid by the Adviser.

TAX INFORMATION

The Fund’s distributions will be generally taxable to you as capital gains or ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND FINANCIAL INTERMEDIATES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, but not the Fund, and its related companies may pay the intermediary for sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your

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salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, STRATGIES AND RELATED RISKS

Investment Objective:

The Fund’s primary investment objective is capital appreciation. Its secondary objective is downside protection. The Fund’s primary objective may not be changed without shareholder approval.

Principal Investment Strategies:

The Fund is using the unique and proprietary “Volumetric Trading System” to make investment decisions. This disciplined stock trading system has been derived from “Volumetrics”, a proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. “Volumetrics” was developed in the early 1970’s by the Fund’s founder Gabriel J. Gibs. Its basic concepts are described in Mr. Gibs’ M.B.A. thesis entitled “Forecasting Stock Trends by Volume Analysis” (Pace University, 1974).

Volumetric Fund developed the “Volume and Range” trade and allocation system. This system is using a computerized, mathematical methodology to manage the Fund’s portfolio. The system’s aim is to carefully balance risk versus return by using advanced mathematical formulas. Its approach includes: 1) daily cash management; 2) superior stock selection; and 3) disciplined selling of stocks, when necessary, as follows: Every day after the market closes the portfolio managers do the following: 1) Calculate optimum cash position, based on a mathematical formula; 2) Determine, by using volume and range analysis, which stocks should be sold the next day, if any; 3) After volume screening of all stocks, create a list of stocks to purchase, whenever the formula calls for increasing stock investments.

The stock selection strategy of the Fund involves the identification of those stocks, for which a sudden and substantial new demand is developing and are in their early or middle stages of an upside move.  As volume typically precedes price, the Fund’s timing system aims to identify stocks under accumulation, takeover and restructuring candidates and stocks that “smart money” buys.  A simplified stock screening process to achieve this is shown in the following paragraphs.

1)Using a computerized screening method, stocks are identified whose price advanced during the previous day or week on unusually heavy volume, relative to their own normal volume.

2)From this group of stocks, primary consideration is given to those stocks that exhibit good chart patterns, are in a strong industry group, have improved earnings prospects, low debt and are not yet over-appreciated in price. This group may also include turnaround situations and stocks with some other positive investment characteristics.

3)Stocks with the most positive overall characteristics are then further analyzed by a proprietary mathematical model. Stocks with the highest accumulation/distribution volume ratio (demand/supply ratio) may be bought.

The Fund is designed to protect its portfolio against declines during market corrections and bear markets. Therefore, all stocks in the Fund’s portfolio are under continuous daily volume/price surveillance.  Generally, a stock will be sold when volume and range analysis indicate that there is a distinct reversal in its demand/supply ratio: the ratio becomes clearly negative. This type of reversal usually forecasts a decline in the price of the stock. Once a stock is sold, it may be replaced by a new, stronger stock, or under negative stock market conditions, proceeds from the sale will be invested in cash equivalents.

The Fund allocates its assets between stocks, cash and cash equivalent positions (money market) using a proprietary asset allocation formula. Under positive market conditions, the total cash and money market positions are typically between 3% and 15%. However, under negative stock market conditions the Fund’s total cash and money market position may increase up to 40%, and under extremely negative conditions to over 40%.

Management does not take portfolio turnover into account in making investment decisions. It is estimated that most stocks in the Fund’s portfolio will be held from 3 to 24 months and the typical portfolio turnover rate of the

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Fund will be between 50% - 150%. Generally, holding periods in bull markets are expected to be longer than in bear markets.

Principal Investment Risks

•Equity Securities Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

•Growth Stock Risk: "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole.

•Large Cap Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

•Management Risk: The Adviser's reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Adviser’s allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Adviser's proprietary investment process. The Adviser's assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's investment strategy will produce the desired results.

•Market and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets.

•Mid-Cap Risk: The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.  Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

•Money Market Fund Risk: The risk that money market securities will decline in value, due to changes of interest rates. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

•Underlying Fund Risk: Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the

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Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

•Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the advisor to be undervalued may actually be appropriately priced.

•COVID-19 Risk: An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of the current outbreak is not known. There is a risk that you may lose money by investing in the Fund.

Temporary Defensive Positions:

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

PORTFOLIO HOLDINGS

    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI, which may be obtained free of charge by calling the Fund at 800-541-3863 or on the Fund’s website www.volumetric.com.

MANAGEMENT OF THE FUND

The Fund’s investments and other activities are managed by Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965 (the “Adviser”).

The Adviser provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment decisions for the Fund. The Adviser has acted in an investment advisory capacity since the inception of the Fund and its predecessor partnership in August of 1978. The Fund’s Adviser is subject to the supervision of the Fund’s Board of Directors. Information regarding the approval of the Investment Advisory Agreement is also available in the Fund’s Annual Report covering its fiscal year ended December 31, 2020.

Pursuant to the unitary fee structure in the Investment Advisory Agreement approved by the Board of Directors, the Adviser in addition to providing investment advice, pays most expenses of the Fund. These include: salaries of Fund personnel, services of specific third parties, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund’s Chief Compliance Officer, all fees or costs associated with its Board of Directors and Board meetings, custodian fees, federal registration fees, state registration fees, franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. The Adviser does not pay the Fund’s brokerage commissions and SEC transaction fees. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with such income taxes.

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As compensation for all the above services, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 2% of the average daily net assets of the Fund on the first $10 million; 1.90% of such net assets from $10 million to $25 million; 1.80% of such net assets from $25 to $50 million; 1.50% of such net assets from $50 to $100 million; and 1.25% of such net assets over $100 million. For the fiscal year ended December 31, 2020, the management fee was equal to 1.91% of daily average net assets.

The Fund’s 2020 Annual Report to shareholders for the period ended December 31, 2020, advises of the Board’s determination to continue the investment advisory agreement with Volumetric Advisers, Inc. Mr. Gabriel J. Gibs is considered a “controlling person” of the Adviser, as defined by the Investment Company Act of 1940.

Neither, the Adviser nor the Fund, benefit from any soft dollar arrangements with a broker.

PORTFOLIO MANAGERS AND OFFICERS

Irene J. Zawitkowski and Jeffrey Gibs are responsible for the day-to-day management of the Fund and are the portfolio managers of the Fund.

•Irene J. Zawitkowski is the Chair (since 2018), CEO (since 2016) and Senior Portfolio Manager (since Apr 2016) of the Fund. Irene was the Chief Operating Officer (COO) from 2003 to 2017; President and Portfolio Co-Manager from Sep 2003 to 2016; and Executive Vice President of the Fund from inception to 2003. Ms. Zawitkowski is also Executive Vice President of Volumetric Advisers.

•Jeffrey Gibs is President (since Apr 2016) and Portfolio Manager (since Apr 2021) and Chief Compliance Officer (“CCO”) (since 2005) of the Fund. Jeffrey was Portfolio Co-Manager from 2016 to 2021, Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. Jeffrey has worked as a consultant to the Fund since 1989. Mr. Gibs is also President of Volumetric Advisers (since Jan 2019) and the son of Gabriel Gibs.

•Gabriel J. Gibs is the Chair Emeritus (since 2018) and Founder of the Fund. Gabriel was Chief Executive Officer (CEO) from 1978 (inception) to 2016 and a Portfolio Manager from inception to Apr 2021. Mr. Gibs was President of Volumetric Advisers, Inc from 1978 to 2018.

Information about Directors and additional information about the officers are available in the “Statement of Additional Information” and also in the Fund’s Annual Report. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

PRICING OF FUND SHARES

The Fund’s NAV per share is calculated every business day at the close of trading on the New York Stock Exchange (normally 4:00 p.m. EST). The Fund determines the net asset value per share by subtracting the Fund’s liabilities from the Fund’s total assets, dividing the remainder by the total number of shares outstanding and adjusting the result to the nearest full cent. The Fund uses the closing quotations in valuing its portfolio securities. Shares will not be priced on those days when the New York Stock Exchange is closed for trading.

All the Fund’s securities are traded on the New York Stock Exchange, American Stock Exchange or the NASDAQ. Consequently, “fair value” pricing of the Fund’s securities is not applicable. If under extremely rare circumstances a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., and approved by the Board of Directors.

PURCHASING FUND SHARES

To open a new account, after reading the Prospectus or Summary Prospectus, complete a new account application form(s). Complete and mail it with your signature and personal or business check payable to “Volumetric Fund, Inc.”. Mail or fax to:

Volumetric Fund Inc.,

c/o Ultimus Fund Solutions, LLC

PO Box 541150

Omaha, NE 68154

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Via Overnight Delivery:

Volumetric Fund, Inc.

c/o Ultimus Fund Solutions, LLC

4221 N. 203rd Street, Suite 100

Elkhorn, NE 68022

Fax: 402-963-9094

You have the option to send applications and forms by mail or fax (if approved). Investments may be sent as a check or an ACH transaction. Initial purchases via ACH may not be accepted for new accounts. All purchases must be made in U.S. dollars drawn on a U.S. bank. No third-party check, treasury check, cashier check, travelers check, starter check, teller check, bank check or cash are accepted; however, management has the right to make an exception.

Eligibility to participate in Volumetric Fund varies from state to state, and is prohibited in some jurisdictions, as the Fund is not registered in all states.

Shares are purchased at the NAV price next computed after it (or an authorized financial intermediary) receives your purchase request and any other required documents, in “good order”. To be in good order, a purchase request must include a check or the processing of an ACH initiated by stated cut-off times, and for new accounts, a properly completed Account Application Form.

Shares will be priced at the NAV per share next determined after the investor’s purchase order is received. The Fund must receive an investment order and any other necessary documents prior to the close of the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern Standard Time). If received after the close or cutoff time, the purchase will be effective and priced at the next trading day’s closing price. The following table indicates the minimum investments:

Minimum Investments

Initial Investment	$ 500
Additional Investment	$ 200
Automatic Investment Plan	$ 100

All checks and documents should be mailed to:

Volumetric Fund Inc.,

c/o Ultimus Fund Solutions, LLC

PO Box 541150

Omaha, NE 68154

Via Overnight Delivery:

Volumetric Fund, Inc.

c/o Ultimus Fund Solutions, LLC

4221 N. 203rd Street, Suite 100

Elkhorn, NE 68022

Volumetric Fund does not permit market timing or short trading practices. These practices may disrupt portfolio management strategies and consequently, may harm the Fund’s performance. To discourage market timing, the Fund charges a 2% fee, if shares are redeemed within 7 calendar days after their purchase. Management reserves the right to waive this fee.

Purchase of Fund shares will be made in full and fractional shares, computed to three decimal places.

The Fund reserves the right to (a) reject purchase orders for any reason when, in the judgment of management, such rejection is in the best interest of the Fund; (b) suspend the offering of its shares for any period of time; (c) waive the Fund’s minimum purchase requirement.

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Within three business days after receipt, the Fund will issue a transaction statement acknowledging the amount invested and the number of shares purchased.  This may be delivered electronically or via the US postal service, as per the shareholders election.

Investors may also arrange to purchase shares of the Fund through financial planners or broker-dealers. Such financial planners or broker-dealers may charge investors a service fee for the service provided; bearing in mind that the investor could have acquired the Fund’s shares directly without payment of any fee. No part of any service fee will be received by the Fund.

To help the government fight the funding of terrorism and money laundering activities, the USA PATRIOT ACT of 2001 requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. Therefore, when you open an account, you will be asked for your name, address, date of birth, tax identification number and other information that will allow Volumetric Fund to identify you.

“No-Fee” Retirement Accounts

Volumetric Fund offers various “no-fee” retirement accounts for individuals, corporations (pension plans) and the self-employed.

Application forms of Traditional IRA, Roth IRA and Simplified Employee Pension Plans (“SEP”) and other retirement plans are available from Volumetric Fund. First National Bank of Omaha (“FNBO”) acts as the “custodian” of the IRA and various other retirement accounts. To obtain application forms or receive information about retirement accounts, please contact the Fund or visit our website www.volumetric.com.

If you transfer in or invest in a Traditional IRA, Roth IRA or SEP IRA account at Volumetric, the setup fee and annual fee charged by the custodian will be fully waived and paid for you by Volumetric Advisers, Inc. If you close this retirement account, FNBO will charge an account maintenance and closing fee, currently $15.00; Volumetric Advisers may choose to pay this fee on behalf of a shareholder.

REDEEMING FUND SHARES

The Fund redeems its shares at the NAV next determined after the Fund receives your redemption request. Redemption requests will be processed after verification of ownership. Redemption requests to close an account, are required to be made in writing. Redemption proceeds will be sent the account owner’s address or bank account on record.

You can redeem shares of the Fund on any business day without a redemption fee. However, to discourage market timing and frequent trading of the Fund’s shares, the Board of Directors has adopted the following policy. The Fund will assess a 2% fee, if an investor redeems his/her shares within 7 calendar days of a purchase. This fee will be paid directly to the Fund. Please note however, the management of the Fund reserves its right not to charge an investor the fee.

If the value of your account remains below the Fund’s $500 initial minimum investment for more than 90 consecutive days, you may be required to bring your account value above this minimum or be required to close your account.

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A $25 fee will be charged against a shareholder’s account for overnight check processing. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares.

To redeem shares from a retirement account, you may be required to complete an IRA distribution form. A $15 IRA closing fee may be imposed. This fee may be paid by the Adviser. IRA accounts are also redeemable by telephone by contacting the Fund’s transfer agent.

The Fund reserves the right to suspend the redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these

12

procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

Redemption payments are made no later than the third business day after the effective date of the redemption. The Fund may suspend the right of redemption or postpone the date of payment for more than three days when: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

The Fund expects to make all redemptions in cash. However, the Fund reserves the right to pay redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance when the Fund’s Board of Directors believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash.

Telephone and Internet Transactions

Telephone and internet transactions are extremely convenient but are not free from risk. Volumetric Fund, Inc. and Volumetric Advisers, Inc. will not be responsible for any losses resulting from unauthorized telephone or internet transactions, if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification and recordkeeping purposes. You should verify the accuracy of your account statement immediately upon receipt.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify annually as a “Regulated Investment Company” (“RIC”) under the Internal Revenue Code.  Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a RIC the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends and capital gain distributions.

When you open an account, you will make an election to receive dividends and distributions in cash or to reinvest them in additional shares of the Fund. You may change this election by notifying the Fund at any time prior to the record date for a dividend or distribution. The Fund declares dividends and capital gain distributions to shareholders of record annually, typically in December.

The Fund may be required to withhold and remit to the U.S. Treasury a portion of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number on the Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding.

TAX CONSEQUENCES

The Fund intends to make distributions that may be taxed as ordinary income and capital gains. The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to tax. Dividends paid by the Fund from net investment income or distributions from short-term net capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains. Distributions of capital gains are taxable to shareholders as such, regardless of the length of time Fund shares have been owned by the shareholder. A shareholder will be treated for tax purposes as having received the dividend when it is declared and not when it is paid. Dividends and capital gain distributions may be subject to state and local taxes.

Additional information concerning the taxation of the Fund and its shareholders is contained in the SAI. Shareholders are urged to consult with their own tax advisors for further information.

FINANCIAL HIGHLIGHTS

13

The Financial Highlights are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights have been audited by BBD, LLP, independent registered public accounting firm, whose report, along with Fund’s financial statements, are included in the Annual Report. Annual reports are available for free upon request by contacting Volumetric Fund at 800-541-FUND or visiting our website: www.volumetric.com.

FINANCIAL HIGHLIGHTS (Audited)

(for a share outstanding throughout each year)

Years ended December 31	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.41	$18.42	$21.02	$19.28	$18.90
Income (loss) from investment operations:
Net investment loss	(0.12)	(0.03)	(0.09)	(0.09)	(0.10)
Net realized and change in unrealized
gain (loss) on investments	2.27	3.74	(2.07)	3.47	2.17
Total from investment operations	2.15	3.71	(2.16)	3.38	2.07
Less distributions from:
Net realized gains	(0.24)	(0.72)	(0.44)	(1.64)	(1.69)
Total distribution	(0.24)	(0.72)	(0.44)	(1.64)	(1.69)
Net asset value, end of year	$23.32	$21.41	$18.42	$21.02	$19.28
Total return	10.05%	20.13%	(10.26%)	17.50%	11.29%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$37,866	$35,178	$30,903	$35,465	$29,638
Ratio of expenses to average net assets	1.91%	1.90%	1.90%	1.91%	1.93%
Ratio of net investment loss to average net assets	(0.58%)	(0.17%)	(0.43%)	(0.46%)	(0.57%)
Portfolio turnover rate	36%	60%	71%	92%	87%

PRIVACY POLICY

Volumetric Fund, Inc. and its affiliate Volumetric Advisers, Inc. have always worked hard to maintain the highest standard of confidentiality and to respect the privacy of its shareholders and clients. The non-public personal information collected about you comes primarily from the account applications or other forms you submit to Volumetric Fund, Inc.

We do not market or disclose information about you to anyone, except as permitted by law. For example, this may include disclosing information according to your express consent to fulfill your instructions, such as in a mortgage application, or to comply with applicable laws and regulations.

We limit information about you to those of our employees who are involved in servicing your account and outside companies that are used to service and maintain your account. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to guard the information. If our relationship ends, we will continue to treat the information as described in this Privacy Policy notice.

This notice complies with Federal law and SEC regulations regarding privacy. If you have any questions or concerns please contact us at Volumetric Fund, Inc.

Investment Adviser

Volumetric Advisers, Inc.

87 Violet Drive

Pearl River, New York 10965

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845-623-7637 / 800-541-FUND

www.volumetric.com

info@volumetric.com

Transfer Agent

Ultimus Fund Solutions, LLC

Cincinnati, Ohio 45246

Distributor

Ultimus Fund Distributors, LLC

Cincinnati, OH 45246

Custodian

US Bank

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania 19103

Board of Directors

Jeffrey Gibs

Josef Haupl

Alexandre M. Olbrecht, Dr.

Cornelius O’Sullivan

Stephen J. Samitt

Allan A. Samuels

Raymond W. Sheridan

Irene J. Zawitkowski, Chair

Officers

Gabriel J. Gibs - Chair Emeritus, Founder

Irene J. Zawitkowski - Chair, CEO, Senior Portfolio Manager

Jeffrey M. Gibs - President, Portfolio Manager, CCO

15

For more information about the Fund, the

following documents are available free

upon request.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund, including its operations and investments' policies. It is incorporated by reference and is legally considered a part of this prospectus.

Annual/Semi Annual Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find management’s discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can obtain free copies of these documents of Volumetric Fund or request other information about the Fund by contacting:

Volumetric Fund, Inc.

87 Violet Drive, Pearl River, NY 10965

Telephone: 1-800-541-FUND (1-800-541-3863)

Website: www.volumetric.com     E-mail: info@volumetric.com

Ticker symbol: VOLMX

The Fund will send the requested document within 3 business days of receipt of the request.

Reports and other information about the Fund are available for free on the SEC’s website: www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by e-mail at: publicinfo@sec.gov.

Investment Company Act File No. 811-4643

May 17, 2021

STATEMENT OF ADDITIONAL INFORMATION

       VOLUMETRIC FUND, INC.

Ticker: VOLMX

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund’s Prospectus dated May 17, 2021. This SAI is incorporated by reference into the Fund’s Prospectus. Portions of the Fund’s Annual Report to shareholders are incorporated by reference into this SAI. A free copy of the Prospectus and Annual Report may be obtained by contacting the Fund at:

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

Phone: 800-541-3863 or 845-623-7637

Email: info@volumetric.com

Website: www.volumetric.com

FUND HISTORY

Volumetric Fund, Inc. (the “Fund”) -- formerly named The Volumetric Investment Society -- was founded in August of 1978 by Mr. Gabriel J. Gibs, as a private investment partnership for his friends, relatives and associates. At that time, he had worked as a chemist for Lonza, Inc., a large multinational chemical firm, where some of his co-workers encouraged him to start the fund.  The Fund started its operations on September 1, 1978 with 19 charter shareholders and with net assets of $17,712, and an initial offering price of $10.00 per share.

The Fund’s name was changed from the Volumetric Investment Society to Volumetric Fund, Inc. on June 15, 1986. It was incorporated under the laws of the State of New York on July 25, 1986, after at the Annual Meeting the shareholders approved the reorganization. The Fund has been open to the general public since September 3, 1987.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end diversified mutual fund. The Fund’s investment objective is capital growth. Its secondary objective is downside protection.

The principal investment strategies and the principal risks are described in the Prospectus.

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to principal risks, which are outlined in the Prospectus. This section contains information regarding some of the additional investments, and related risks, the Fund may make and some of the investment techniques it may use.

Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

Other foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. When the Fund invests in ADRs or other U.S. dollar-denominated foreign securities, it generally will not be subject to currency risk.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

Small Cap Companies. The Fund may invest in small-cap stocks with annual revenues over $1 billion. There is a risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

U.S. Government Obligations. The Fund may invest in U.S. Government obligations, which include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIP security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity,

STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

FUND POLICIES

A.Fundamental. The investment limitations described below have been adopted by the Board of Directors with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

(1)The Fund will not issue senior securities.

(2)The Fund cannot borrow money except as a temporary emergency measure and not exceeding 10% of its total assets.  The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets

(3)The Fund will not underwrite securities of other issuers, except when purchasing or selling portfolio securities.

(4)The Fund will not purchase or sell commodities, real estate or non-financial assets.

(5)The Fund will not make loans.

(6)The Fund will not invest more than 5% of its assets in the securities of any one issuer. However, United States government securities, index related securities, such as S&P 500 Index Trust, NASDAQ 100 Trust and various exchange-traded funds (ETFs) are excluded from this requirement.

(7)The Fund will not invest more than 20% of its assets in any single industry.

(8)The Fund will not purchase more than 5% of any class of securities of any one issuer or invest for the purpose of exercising control of the issuer’s management.

(9)The Fund will not invest more than 5% of its total assets in the securities of other investment companies. This does not include anything that is deemed a money market fund or equivalent.

(10)The Fund will not invest in securities for which there exists no readily available market or for which there are legal or contractual restrictions on resale.

(11)The Fund typically invests in a broadly diversified portfolio of large and mid-cap domestic stocks; although its portfolio may also contain small-cap stocks with annual revenues over $1 billion.

(12)The Fund will not purchase securities on margin.

(13)The Fund will not invest more than 15% of its net assets, in S&P 500 based ETFs or equivalents.

B.Non-Fundamental. The following limitations have been adopted by the Board of Directors with respect to the Fund and are non-fundamental (i.e., they are other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

(1)The Fund will not sell any security short or engage in the purchase of call, put or other options.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund intends to publicly disclose all of its portfolio holdings quarterly within 60 days after each quarter-end. The Fund’s management intends to publicly disclose all portfolio holdings with a delay of at least 15 days after each quarter-

end to facilitate timely release of information to rating agencies such as Lipper, Inc., Morningstar, Inc., Bloomberg L.P. and others. The Fund does not make selective non-public disclosures of portfolio holdings to third parties. Furthermore, the Fund may publicly disclose its top ten holdings along with their percentages, on a monthly basis, after a minimum of a 3-day delay, on the Fund's website www.volumetric.com.

The policy and procedures generally prohibit the disclosure of the Fund's portfolio schedule until it has been made available to the public through regulatory filing with the Securities and Exchange Commission ("SEC") or posted to the Fund's website. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A detailed portfolio is reported in the annual, semi-annual, 1st quarter and 3rd quarter reports.  These reports can be found on the Fund's website at www.volumetric.com or by visiting www.sec.gov.

The Fund also may disclose its complete portfolio holdings, on a daily basis and without a time lag to the Fund’s custodian, independent registered public accountant, transfer agent, brokers, and any other necessary service providers who require such information to perform their contractual duties and responsibilities to the Fund. The Fund may also disclose its complete holdings to Directors and to the Chief Compliance Officer (“CCO”) of the Fund at the Board of Directors (“Board”) meetings for discussing the Fund’s performance and portfolio. In addition, complete portfolio holdings information may be provided to the Fund's independent registered public accounting firm (the "Auditor"), for purposes of preparing the annual audit of the Fund and related shareholder reports. The service providers and the Auditor are subject to duties of confidentiality, including a duty not to trade on non-public information, whether by contract, applicable law, or relevant accounting standards. The Fund's Chief Compliance Officer periodically may request that the service providers confirm their compliance with these restrictions.

Neither the Fund nor the Adviser receives any compensation or other consideration for the disclosure of the Fund's portfolio holdings.

Only executive officers of the Fund, subject to the Board's oversight, may authorize disclosure of the Fund's portfolio securities. The Fund has adopted policies and procedures that are designed to ensure that disclosure of the information regarding portfolio holdings is in the best interest of the Fund's shareholders, including addressing any conflicts of interest between the interest of the Fund's shareholders and that of the Adviser, and any affiliated persons thereof. The Fund's Chief Compliance Officer, at least annually, reports to the Board regarding these policies and procedures and their application.

MANAGEMENT OF THE FUND

The Fund’s every day operations are managed by the Fund’s adviser and the Fund’s officers. Major policy decisions must be approved by the Board of Directors. The number of directors is currently set at eight. The Board must approve any change in the number of directors.

The Fund’s interested and independent directors and their occupations in the past five years are shown in the following table:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director during Past Five Years
Interested Directors
Jeffrey M. Gibs Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 info@volumetric.com Age: 54	President, Portfolio Manager, Chief Compliance Officer	Annually since 2018	President since 2016; Portfolio Manager since 2021; and CCO since 2005. Portfolio Co-Manager 2016 to 2021. Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. He had worked as a consultant to the Fund from 1989 to 2015. He was previously employed by US Bank and AIS (acquired by US Bank) as Vice President of hedge fund accounting and operations (2005 to 2015). Mr. Gibs is also the President of Volumetric Advisers Inc. Jeffrey is the son of the Founder, Gabriel Gibs.	1	None
Irene J. Zawitkowski Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 info@volumetric.com Age: 68	Chair, CEO, Senior Portfolio Manager and Director	Annually since 1978	CEO and Senior Portfolio Manager since 2016 and Chair since 2018. Ms. Zawitkowski was President and Portfolio Co-manager from 2003 to 2016.. Ms. Zawitkowski is also Executive Vice President of Volumetric Advisers	1	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director -ships Held by Director during Past Five Years
Independent Directors
Josef Haupl 87 Violet Drive Pearl River, NY 10965 bod@volumetric.com Age: 76	Director (1)	Annually since 2004	Engineering Consultant to the chemical industry, since 2002. Previously, Director of Technology of Lurgi PSI, an engineering and construction services company for the chemical industry.	1	None
Alexandre M. Olbrecht, Dr. 87 Violet Drive Pearl River, NY 10965 bod@volumetric.com Age 42	Director (3)	Annually since 2012	Associate Professor of Economics, Anisfield School of Business at Ramapo College of New Jersey, since 2005. Executive Director of the Eastern Economic Association. He was elected by the Board as the Fund’s Vice Financial Expert.	1	None
Cornelius O’Sullivan 38 South Main Street Pearl River, NY 10965 bod@volumetric.com Age 52	Director (3)	Annually since 2017	Proprietor of Neil T. O’Sullivan, CPA, PLLC since 2009. Previously Partner, Cherian, O’Sullivan & Tatapudy, LLP, certified public accountants, since 2003. Mr. O’Sullivan started his accounting career with Ernst & Young, LLP certified public accountants.	1	None
Stephen J. Samitt Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 shareholdercomments @volumetric.com Age: 79	Director (1)(4)	Annually since 1996	Stephen Samitt, CPA, LLC since 2008. Previously Principal, Briggs Bunting & Dougherty, LLP, certified public accountants, since 1997. Previously, Partner, Tait, Weller & Baker, a full-service accounting firm. He was elected by the Board as the Fund’s Financial Expert.	1	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director during Past Five Years
Allan A. Samuels Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 bod@volumetric.com Age: 83	Director (2) (5)	Annually since 2007	President and CEO of Rockland Business Association (RBA) since 2001. RBA is a non-profit organization of about 700 businesses in Rockland County, NY, for the advancement of its members via public relations, seminars, networking and legislation. He is also Board member of several non-profit and business organizations	1	None
Raymond W. Sheridan R. Sheridan Financial, Inc. 19 E. Washington Ave Pearl River, NY 10965 bod@volumetric.com Age: 70	Director (1)	Annually since 1995	President, Raymond Sheridan Financial, Inc., insurance and financial services. Previously, Mr. Sheridan was Vice President and Treasurer of the Fund between 1997 and 2005.	1	None
Non-Director - Officer
Gabriel J. Gibs Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 info@volumetric.com Age: 84	Chair Emeritus,	N/A

Chair Emeritus, since 2018, Portfolio Co-manager 2003 to 2021, and Founder of the Fund. Gabriel was Chair from 1978 (inception) to 2018, Chief Executive Officer (CEO) from 1978 to 2016 and Portfolio Manager from inception to 2003.

				N/A	N/A

(1) Member of the Governance & Nominating Committee; (2) Chair of the Governance & Nominating Committee; (3) Member of the Audit Committee; (4) Chair of the Audit Committee; (5) Lead Independent Director.

Board Committees. The Fund has an Audit Committee and a Governance & Nominating Committee. The Audit Committee includes Stephen Samitt (Chair), who is also the Audit Committee’s Financial Expert, Alexandre Olbrecht, who is also the Audit Committee’s Vice-Financial Expert and Cornelius O’Sullivan. The Audit Committee is responsible for recommending the selection of external auditors to the Board; receiving, reviewing, and forwarding to the Board the annual financial report of the external auditors; and such other matters as may warrant attention. The Governance & Nominating committee’s members are: Allan Samuels (Chair), Josef Haupl, Stephen Samitt and Raymond Sheridan. This committee is responsible for the oversight of the Board of Directors and making nominations to directors to the Board. All directors of the Audit Committee and the Governance & Nominating Committee are independent. Allan Samuels is the Fund’s Lead Independent Director.

The risk oversight of the Fund is addressed at Board meetings. The full Board of Directors met five times and the Independent Directors met in executive session three times in the last fiscal year. In addition, the Audit Committee met twice and the Governance & Nominating Committee met once during the last fiscal year.

Shareholders may nominate a director for the Board. Any recommendation may be made to either Governance & Nominating Committee or any other member of the Board of Directors.

The table below sets forth the aggregate dollar range of shares owned beneficially by each Director of the Fund as of the most recent fiscal year end, December 31, 2020. The dollar ranges are: $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Jeffrey Gibs	Over $100,000	Over $100,000
Irene J. Zawitkowski	Over $100,000	Over $100,000
Josef Haupl	Over $100,000	Over $100,000
Alexandre M Olbrecht, Dr.	$10,001 to $50,000	$10,001 to $50,000
Cornelius T. O’Sullivan	$10,001 to $50,000	$10,001 to $50,000
Stephen J. Samitt	Over $100,000	Over $100,000
Allan A. Samuels	$50,001 to $100,000	$50,001 to $100,000
David L. Seidenberg*	Over $100,000	Over $100,000
Raymond W. Sheridan	Over $100,000	Over $100,000

* Mr. Seidenberg did not seek re-election as a Director at the Fund’s annual shareholder meeting held on May 14, 2021.

No officers or directors of the Fund received any compensation from the Fund but are compensated by the Adviser. The amount of such fees is subject to increase or decrease at any time.

Directors receive a meeting fee of $175 for each board and committee meeting they attend. However, Directors receive an additional $100 for attending the Annual Meeting. The Chair of each Committee receives $275 per meeting. The Financial Expert receives an annual fee of $1,000. Total fees paid to independent board members were $9,600 during 2020. Director fees and compensation of all officers are paid by the Adviser.

CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act which governs the personal trading activities of all “Access Persons”. Access Persons generally include all officers and interested directors of the Fund and those of the Adviser. The Code of Ethics is based upon the principle that the Access Persons have the fiduciary duty to place the interest of Fund’s shareholders above their own.  Under each code, the Directors are permitted to invest in securities that may also be purchased by the Fund.

The Code of Ethics permits Access Persons to buy and sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain exceptions. The Code of Ethics requires all Access Persons to report personal security holdings and personal securities transactions regularly. The Code of Ethics requires Access Persons, who are investment personnel, to pre-clear most of their personal securities transactions.

PROXY VOTING POLICY

The Board of Directors of Volumetric Fund, Inc. has adopted a proxy voting policy and procedure that delegates the authority to vote proxies to the Chair of the Board and President of the Fund, subject to the supervision of the Board of Directors. The proxy voting policy generally provides that proxy voting will be decided on by a case-by-case basis, with the intention being to vote all proxies in the best interest of the Fund’s shareholders.

The following guidelines summarize the policy in routine issues of proxies. Accordingly, the voting generally will support the management’s slate of directors of the company being voted upon. Regarding the selection of independent auditors of the company being voted upon, the voting as a general rule, will support the management’s choice of auditors. All other non-routine issues will be voted on a case-by-case basis in the best interest of Fund shareholders.

In situations where there is a conflict of interest, or apparent conflict with the Fund, the vote will be based upon the recommendation of the majority of Volumetric Fund’s independent directors.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. This filing is available without charge, upon request, by calling the Fund toll-free (800) 541-3863 and on the SEC’s website at www.sec.gov. The Fund will provide the Form N-PX information within three business days of the request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund.

There are no controlling person as of April 19, 2021, that own or control more than 25% of the shares outstanding of the Fund.

The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of the Fund as of April 19, 2021.

Name and Address	% Ownership	Type of Ownership
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	6.47%	Record

Management ownership, as of April 19, 2021, includes directors and their immediate family members, such as their spouses and minors, beneficially owned 202,445.491 shares or 12.44% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Volumetric Advisers, Inc. is the investment adviser of the Volumetric Fund, Inc., 87 Violet Drive, Pearl River, New York, 10965, pursuant to the Amended and Restated Investment Advisory Agreement (the “Agreement”) dated July 16, 2020. The Adviser is registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940. The Adviser was incorporated in New York in 1983.

Gabriel Gibs is considered a controlling person of the Adviser. He is the Founder and Chair Emeritus to the Fund. He is also the former Chair, CEO and President of the Fund. Gabriel is the former President of the Adviser.

The following are “affiliated persons” with both the Adviser and the Fund, in their respective capacity: Irene Zawitkowski is CEO and Senior Portfolio Manager of Volumetric Fund and Executive Vice President and a partial owner of Volumetric Advisers; Jeffrey Gibs is President, Portfolio Manager and Chief Compliance Officer of Volumetric Fund and President and partial owner of the Adviser. Jeffrey Gibs is the son of Gabriel Gibs. Agnes Gibs, the wife of Gabriel Gibs, is strictly an owner of the Adviser and is not involved with the day to day activity of the Fund.

The fee received by the Adviser is described in detail in the Prospectus.  The Investment Adviser’s fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 2.0%. The daily management fee is calculated each day and deducted from total assets, as an accrued expense, to obtain net assets.  The management fee is paid to the Adviser monthly. The daily management fee is determined by multiplying the Fund’s net assets by the appropriate rate, currently 1.91%, and dividing the resulting number by the number of calendar days of the year. Performance of the Fund does not affect the fee paid to the Adviser.

Management fees paid by the Fund to the Adviser for the past three years were as follows:

2020	$ 651,712
2019	$ 641,071
2018	$ 669,644

The Agreement was approved by the Board of Directors (including the affirmative vote of all Directors who were not parties to the Agreement or interested persons of any such party) on July 16, 2020. The Agreement may be terminated without penalty on 60 days written notice by a vote of the majority of the Fund’s Board of Directors or by the Adviser or by holders of a majority of the Fund’s outstanding shares. The Agreement will be approved by the Board at least annually, in the manner stipulated in the Investment Company Act of 1940. This requires that the Agreement and any renewal be approved by a vote of the majority of the Fund’s directors who are not parties to or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

The Adviser, in addition to providing investment advice, pays most expenses of the Fund. This includes: salaries of personnel, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund’s custodian fees, state registration fees and franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. However, the Adviser does not pay the Fund’s brokerage commissions and SEC transaction fees. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with those taxes.

The Fund does not receive any 12b-1 fees.

The agreement may not be assigned or transferred to another investment adviser without the consent of Board of Directors, and a majority of the Fund’s shareholders.

-TRANSFER AGENT AND DIVIDEND PAYING AGENT

The Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent.

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves in the capacity as transfer agent, fund accountant and dividend paying agent. The Adviser pays Ultimus.

-CUSTODIAN

The Custodian of the Fund’s securities is US Bank, N.A., 1555 North Rivercenter Drive, Milwaukee, WI 53212. The Custodian does not have any part in determining the investment policies of the Fund or which securities are to be purchased or sold. The Adviser pays the Custodian’s fee.

-IRA AND PENSION ACCOUNT CUSTODIAN

First National Bank of Omaha (“FNBO”) acts as the custodian of the IRA and various other retirement accounts that invest in the Fund. Volumetric Advisers, Inc. has paid the custodian’s fees on behalf of existing shareholder. Closing account and other possible fees charged by the custodian are generally the responsibility of the shareholder.

-INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, has been acting as the Fund’s Independent Registered Public Accountant during calendar years from 2010 to 2020. The Adviser pays BBD, LLP.

PORTFOLIO MANAGERS

The Fund is managed by Irene Zawitkowski, Senior Portfolio Manager, and Jeffrey Gibs, Portfolio Manager (collectively, the “Portfolio Managers”). As of December 31, 2020, the Portfolio Managers were not responsible for the management of any other accounts in addition to the Fund:

Irene Zawitkowski
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Jeffrey Gibs
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The Portfolio Managers are employed and compensate by the Adviser, not the Fund. The Portfolio Managers are salaried employees with a potential bonus. The size of the assets under management and the performance of the fund do not determine compensation.

Portfolio Manager	Dollar Range of Fund Shares
Irene Zawitkowski	$100,001 to $500,000
Jeffrey Gibs	$100,001 to $500,000

BROKERAGE ALLOCATION

To minimize brokerage commissions the Fund predominantly utilizes the services of discount brokers and full-service brokers whose negotiated rates are competitive. Brokers are selected based on their fees, services and execution capability. The Fund does not obtain research services (“soft-dollar” services) from these brokers. There are no affiliated brokers.

The aggregate commissions paid by the Fund for the three previous calendar years are indicated below.

2020	$ 4,199
2019	$ 8,040
2018	$ 7,309

CAPITAL STOCK

The Fund’s Board of Directors and Fund shareholders have approved an increase to the authorized shares of the Fund to 4,000,000 common stock with a par value of $.01 per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund. Fractional shares have the same rights proportionately as do full shares.

The Fund’s Certificate of Incorporation was amended on May 14, 2021 to state that 4,000,000 common stock shares are authorized.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES

Shares of the Fund may be purchased and redeemed as outlined in the Prospectus and Summary Prospectus.

The Fund redeems its shares at net asset value next determined after the Fund receives your redemption request. Redemption requests will be processed after verification of ownership. Redemption requests to close an account, are required to be made in writing. Redemption proceeds will be sent the account owner’s address or bank account on record.

An Automatic Investment Plan (“AIP”) is available to shareholders to purchase shares. Periodic investments may be made at regular time intervals (ex: monthly, quarterly). A Systematic Withdrawal Plan (“SWP”) is also available for shareholder that wish to redeem shares on periodic basis (ex: monthly, quarterly). Both types of transactions are processed electronically from the shareholder’s bank account.

TAXATION OF THE FUND

The Fund is qualified or intends to qualify annually as a “Regulated Investment Company” (“RIC”) under Subchapter M of the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a RIC, the Fund must distribute annually to its shareholders, substantially all of its net investment income and net capital gains in the form of dividends or capital gain distributions.

UNDERWRITER

Ultimus Fund Distributors, LLC, (the “Distributor”) located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 is the principal distributor and underwriter for the Fund.

FINANCIAL STATEMENTS

The Fund’s 2020 Annual Report, containing the audited financial statements for year ending December 31, 2020, notes to financial statements, and the opinion of the Fund’s Independent Registered Public Accountants, BBD, LLP, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Statement of Additional Information. A copy of the Annual Report is available, free of charge, by calling the Fund’s toll-free number at 800-541-3863, visiting the Fund's website: www.volumetric.com and the SEC’s website www.sec.gov.

PART C

OTHER INFORMATION

Item 28.  Exhibits

       (a) Articles of Incorporation of Volumetric Fund, Inc.

i. Certificate of Amendment of the Certificate of Incorporation is filed herewith.

(b) By-Laws of Volumetric Fund, Inc. – Filed with Registrant’s registration statement on Form N-1A dated April 30, 2021 and incorporated herein by reference.

       (c) Instruments Defining Rights of Security Holder. None

(d) Investment Advisory Agreement between Registrant and Volumetric Advisers, Inc. – Filed with Registrant’s registration statement on Form N-1A dated April 30, 2021 and incorporated herein by reference.

       (e) Underwriting Contracts.

i. Ultimus Fund Distributors, LLC, Cincinnati, OH (is the distributor for the Fund) - Filed with Registrant’s registration statement on Form N-1A dated April 30, 2021 and incorporated herein by reference.

       (f) Bonus or Profit-Sharing Contracts. None

       (g) Custodian Agreement between the Fund and US Bank N.A. - Filed with Registrant’s registration statement on Form N-1A dated April 19, 2019 and incorporated herein by reference.

       (h) Other Material Contracts.

i. Ultimus Fund Solutions, LLC, Cincinnati, Ohio (serves as transfer agent, fund accountant and dividend paying agent) - Filed with Registrant’s registration statement on Form N-1A dated April 30, 2021 and incorporated herein by reference.

       (i) Legal Opinion and Consent is filed herewith.

       (j) Consent of Independent Registered Public Accounting Firm for the Fund is filed herewith.

       (k) Omitted Financial Statements. None

       (l)  Initial Capital Agreements. None

       (m) Rule 12b-1 Plan. None

      (n) Rule 18f-3 Plan. None

      (o) Reserved. None

      (p) Code of Ethics

 i. Combined Code of Ethics for the Registrant’s and Volumetric Advisers, Inc. – Filed with Registrant’s registration statement on Form N-1A dated April 30, 2021 and incorporated herein by reference.

Item 29     Persons Controlled by or Under Common Control with Registrant

                None

Item 30     Indemnification

To the extent permitted by law, the Fund shall indemnify each Director and Officer of the Fund, against all expenses and liabilities reasonably incurred by their connection with or arising out of any action, suit, or proceeding in which they may be involved by reason of their being or having been a Director or Officer of the Fund, whether or not they continued to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to, judgments, court costs, attorneys’ fees and the cost of settlements. The Fund shall not, however, indemnify such Director or Officer with respect to matters as to which they shall be finally adjudged in any such action, suit, or proceeding to have been liable because of willful misconduct in the performance of their duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Fund to the effect that such settlement or compromise is in the best interest of the Fund, and that such Director or Officer is not liable for willful misconduct in the performance of their duties with respect to such matters, and if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

Item 31     Business and Other Connection of Investment Adviser

                None

Item 32     Principal Underwriters

a)Ultimus Fund Distributors, LLC is the principal underwriter for the Fund. Ultimus Fund Distributors, LLC serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

AlphaMark Investment Trust
ALTI Private Equity Access Fund
Bruce Fund, Inc.
CM Advisors Family of Funds
Caldwell Orkin Funds, Inc.
Capitol Series Trust
Centaur Mutual Funds Trust
Chesapeake Investment Trust
Commonwealth International Series Trust
Conestoga Funds
Cross Shore Discovery Fund
Eubel Brady & Suttman Mutual Fund Trust
FSI Low Beta Absolute Return Fund
Oakhurst Funds Trust
HC Capital Trust
Hussman Investment Trust
Index Funds
Oak Associates Funds

Papp Investment Trust

Peachtree Alternative Strategies Fund

Red Cedar Fund Trust

Schwartz Investment Trust
Segall Bryant & Hamill Trust
The Cutler Trust
The Investment House Funds
Williamsburg Investment Trust
Ultimus Managers Trust
Unified Series Trust
Valued Advisers Trust

VELA Funds

Waycross Independent Trust
Yorktown Funds

b)The officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Douglas K. Jones	Vice President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal and AML Compliance Officer	AML Officer
Melvin Van Cleave	Chief Information Security Officer	None

c)None.

Item 33     Location of Accounts and Records

Volumetric Advisers, Inc., maintains records at the office of the Registrant: 87 Violet Drive, Pearl River, NY 10965.

Ultimus Fund Solutions, LLC, as transfer agent, fund accountant and dividend paying agent, maintains records at: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246,

Item 34     Management Services

                None

Item 35     Undertakings

                None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Orangetown, and State of New York on the 17th day of May 2021.

Volumetric Fund, Inc.

/s/ Irene Zawitkowski

__________________________________

By:   Irene J. Zawitkowski, Chair

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and dates indicated.

/s/ Irene ZawitkowskiMay 17, 2021

___________________________________________________________

Irene J. Zawitkowski, Chair, CEO and DirectorDate

/s/Jeffrey GibsMay 17, 2021

___________________________________________________________

Jeffrey Gibs, President and DirectorDate

/s/ Josef HauplMay 17, 2021

__________________________________________________________

Josef Haupl, Independent DirectorDate

/s/ Neil O’SullivanMay 17, 2021

__________________________________________________________

Neil O’Sullivan, Independent DirectorDate

/s/ Alexandre M. OlbrechtMay 17, 2021

__________________________________________________________

Alexandre M. Olbrecht, PhD, Independent DirectorDate

/s/ Stephen SamittMay 17, 2021

__________________________________________________________

Stephen Samitt, Independent DirectorDate

/s/ Allan SamuelsMay 17, 2021

__________________________________________________________

Allan Samuels, Independent DirectorDate

/s/ Raymond SheridanMay 17, 2021

__________________________________________________________

Raymond Sheridan, Independent DirectorDate

Exhibit Index:

Exhibit Number	Description
EX.28.a.i	Certificate of Amendment of the Certificate of Incorporation
EX.28.i	Legal Opinion and Consent
EX.28.j	Consent of Independent Registered Public Accounting Firm